UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 4, 2021, Albemarle Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 23, 2021. The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, March 8, 2021, there were 116,718,079 shares of common stock outstanding and entitled to vote, of which the holders of 99,077,100 shares of common stock were represented in person or by proxy at the Annual Meeting.

Proposal 1. Advisory vote on executive compensation. The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
84,132,737	5,350,654	176,367	9,417,342

Proposal 2. Election of directors. The shareholders elected all of the nominees for director to serve for a term expiring at the annual meeting of shareholders in 2022, by the votes set forth in the table below.

Nominees	Voted For	Voted Against	Abstain	Broker Non-Votes
Mary Lauren Brlas	87,845,529	1,723,411	90,818	9,417,342
J. Kent Masters, Jr.	86,172,299	3,058,091	429,368	9,417,342
Glenda J. Minor	88,992,723	586,075	80,960	9,417,342
James J. O’Brien	88,535,276	1,026,736	97,746	9,417,342
Diarmuid B. O'Connell	87,762,104	1,792,864	104,790	9,417,342
Dean L. Seavers	84,538,401	5,024,584	96,773	9,417,342
Gerald A. Steiner	88,351,374	316,706	991,678	9,417,342
Holly A. Van Duersen	86,766,984	2,811,126	81,648	9,417,342
Alejandro D. Wolff	87,160,631	2,403,291	95,836	9,417,342

Proposal 3. Ratification of appointment of independent registered public accounting firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
93,306,869	5,677,839	92,392	N/A

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	May 6, 2021	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel